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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004

Protective Life Insurance Company
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	001-31901 (Commission File Number)	63-0169720 (IRS Employer Identification No.)

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (205) 268-1000

Item 7. Financial Statements and Exhibits

        The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-100944), of Protective Life Insurance Company, as filed with the Securities and Exchange Commission on November 1, 2002 and amended on November 7, 2003 and November 12, 2003 (the "Registration Statement").

        Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 shall supersede and replace the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement, the Indenture filed as Exhibit 4.2 to the Registration Statement, the Form of Retail Global Note filed as Exhibit 4.3 to the Registration Statement, the Form of Institutional Global Note filed as Exhibit 4.4 to the Registration Statement, the Form of Institutional Definitive Note filed as Exhibit 4.5 to the Registration Statement and the Form of Omnibus Instrument filed as Exhibit 4.14 to the Registration Statement, respectively.

  (c)
  Exhibits

Exhibit 4.1	Amended and Restated Standard Indenture Terms.
Exhibit 4.2	Indenture (included in Section E to the Form of Omnibus Instrument filed as Exhibit 4.6 hereto).
Exhibit 4.3	Form of Retail Global Note (InterNotes®) (included as Exhibit A-1 to the Amended and Restated Standard Indenture Terms filed as Exhibit 4.1 hereto).
Exhibit 4.4	Form of Institutional Global Note (Secured Medium-Term Notes) (included as Exhibit A-2 to the Amended and Restated Standard Indenture Terms filed as Exhibit 4.1 hereto).
Exhibit 4.5	Form of Institutional Definitive Note (Secured Medium-Term Notes) (included as Exhibit A-3 to the Amended and Restated Standard Indenture Terms filed as Exhibit 4.1 hereto).
Exhibit 4.6	Form of Omnibus Instrument.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protective Life Insurance Company (Registrant)
Date: June 10, 2004	By:	/s/ JUDY WILSON Name: Judy Wilson Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 4.1	Amended and Restated Standard Indenture Terms.
Exhibit 4.2	Indenture (included in Section E to the Form of Omnibus Instrument filed as Exhibit 4.6 hereto).
Exhibit 4.3	Form of Retail Global Note (InterNotes®) (included as Exhibit A-1 to the Amended and Restated Standard Indenture Terms filed as Exhibit 4.1 hereto).
Exhibit 4.4	Form of Institutional Global Note (Secured Medium-Term Notes) (included as Exhibit A-2 to the Amended and Restated Standard Indenture Terms filed as Exhibit 4.1 hereto).
Exhibit 4.5	Form of Institutional Definitive Note (Secured Medium-Term Notes) (included as Exhibit A-3 to the Amended and Restated Standard Indenture Terms filed as Exhibit 4.1 hereto).
Exhibit 4.6	Form of Omnibus Instrument.

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  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX